UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 25, 2015

Date of Report (Date of earliest event reported)

WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35337	20-2783228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Eighth Avenue

New York, New York 10011

(Address of principal executive offices, including zip code)

(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 25, 2015, the Compensation Committee of the Board of Directors of WebMD Health Corp. approved the following grants of shares of restricted WebMD Common Stock and options to purchase WebMD Common Stock to executive officers of WebMD:

Executive Officer	Title	Number of Shares of Restricted Stock	Number of Shares Underlying Option Grant

David Schlanger	Chief Executive Officer	40,000	80,000

Steven Zatz, M.D.	President	40,000	80,000

Peter Anevski	Executive Vice President and Chief Financial Officer	40,000	80,000

Michael Glick	Executive Vice President and Co-General Counsel	16,000	42,500

Douglas Wamsley	Executive Vice President and Co-General Counsel	16,000	42,500

Martin J. Wygod	Chairman of the Board	60,000	—

The shares of restricted stock and the options were granted under WebMD’s Amended and Restated 2005 Long-Term Incentive Plan (which we refer to as the 2005 Plan). The following terms apply to the grants:

•	The options were granted with an exercise price of $42.99 per share, the closing price of WebMD Common Stock on March 25, 2015, the date of grant. The options are scheduled to expire on the tenth anniversary of the date of grant.

•	For the grants of both the restricted stock and options, one-half of the amount granted is scheduled to vest on each of the second and third anniversaries of the date of grant.

•	For the grants listed above, other than the grant to Mr. Wygod: if, following a “Change of Control” of WebMD (as defined in the 2005 Plan), the executive is terminated “without cause” or resigns for “good reason” (as those terms are defined in the respective employment agreements between the executives and WebMD), the remaining scheduled vestings of the restricted stock and the options would be accelerated to the date of termination and the options would remain outstanding through the remainder of their terms.

•	The grant of restricted stock to Mr. Wygod is subject to the provisions of his existing employment agreement with WebMD and, pursuant to that agreement, the remaining scheduled vestings of the restricted stock at the time of a “Change of Control” (as defined pursuant to his employment agreement, which definition is substantially the same as the definition in the 2005 Plan) would accelerate to the date of the Change of Control.

Pursuant to General Instruction B.3 of Form 8-K, the description of the 2005 Plan contained in the Proxy Statement filed by WebMD on August 18, 2014 (under the heading “Proposal 3 – Approval of the Amended and Restated 2005 Long-Term Incentive Plan – Summary of the 2005 Plan”) is incorporated by reference into this Current Report to the extent required by Item 5.02 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.

Dated: March 27, 2015	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

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